SEGALL BRYANT & HAMILL SMID CAP VALUE DIVIDEND FUND (formerly Westcore Smid-Cap Value Dividend Fund) Retail Class: WTSDX; Institutional Class: WISDX
Summary Prospectus	May 1, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, by sending an email request to SBHFunds@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated May 1, 2018, along with the Fund’s most recent annual report dated December 31, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Segall Bryant & Hamill Smid Cap Value Dividend Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	None	None
Other Expenses	9.76%	9.60%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	10.57%	10.41%
Fee Waiver and Expense Reimbursement	(9.36)%(2)	(9.35)%(3)(4)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.21%(2)	1.06%(3)(4)

(1)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)	From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(3)	From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/reimbursements in footnote 2 above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(4)	Restated to reflect current fee waiver/reimbursement arrangements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the contractual period ending April 30, 2020 and the total operating expenses without expense waivers for subsequent years.

SEGALL BRYANT & HAMILL SMID CAP VALUE DIVIDEND FUND

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years
Retail Class	$123	$2,200
Institutional Class	$108	$2,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies of the Fund

•	The Fund emphasizes investments in dividend-paying, small- and medium sized companies that the portfolio management team believes to be undervalued based upon various financial measures/ratios and rigorous company-specific research and analysis.

•	Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small- and medium-capitalization dividend-paying companies.

•	The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in the Russell 2000® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell 2000® Value Index on June 26, 2017, its capitalization range was $37.5 million to $4.7 billion. As of March 31, 2018, the weighted average market capitalization of the Russell 2000® Value Index was approximately $2.0 billion. The Fund currently considers “medium-capitalization companies” to be those included in, or similar in size to, those included the Russell Midcap® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell Midcap® Value Index on June 26, 2017, its capitalization range was $1.8 billion to $31.1 billion. As of March 31, 2018, the weighted average market capitalization of the Russell Midcap® Value Index was approximately $14.0 billion. As of March 31, 2018, the weighted average market capitalization of the companies within the Fund’s portfolio was approximately $5.6 billion. Please note that these market capitalization measures will fluctuate over time.

•	The team implements an investment strategy that is based on the belief that the market rewards companies over time for free cash flow rather than reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies in which the future free cash flow and return on invested capital appear to be undervalued by the market. The team constructs a portfolio designed to generate alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through stock selection.

•	Through a combination of proprietary, sector-specific quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.

•	The team researches companies in which the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. The team seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by gathering information about the company’s product(s) or service(s) by talking to sources including customers, suppliers, competitors, and other industry contacts.

•	The goal of the team’s process is to invest in cash-generative companies at attractive valuations. The team values companies based primarily on a proprietary discounted cash flow model, using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.

•	With respect to portfolio structure, the team constructs the portfolio with a blend of what it believes are the most attractive investment opportunities within its small-cap value strategy and its mid-cap value strategy. The team maintains the portfolio’s exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.

•	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

•	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investment in the Fund

•	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

•	Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

•	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

SEGALL BRYANT & HAMILL SMID CAP VALUE DIVIDEND FUND

•	Risk of Loss: You could lose money by investing in the Fund.

•	Sector Concentration Risk: The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

•	Small- and Medium-Sized Company Risk: The small- and medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Small- and medium-sized companies may be more thinly-traded than larger, more established companies. These risks may be greater with respect to small-sized companies.

•	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one year and since inception for the Retail Class, and one year and since inception for the Institutional Class, compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 12/31/2017 2.05%          Lowest Quarterly Return: 3/31/2017 (0.40)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2017)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Smid Cap Value Dividend Fund	1 Year	Since Inception (December 16, 2016)
Retail Class
Return Before Taxes	1.54%	0.80%
Return After Taxes on Distributions	1.20%	0.47%
Return After Taxes on Distributions and Sale of Fund Shares	1.09%	0.58%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	10.36%	9.81%

SEGALL BRYANT & HAMILL SMID CAP VALUE DIVIDEND FUND

	1 Year	Since Inception (December 16, 2016)
Institutional Class
Return Before Taxes	1.75%	0.99%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	10.36%	9.81%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Derek R. Anguilm, CFA Director of Dividend Value Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 16, 2016
Mark M. Adelmann, CFA, CPA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 16, 2016
Lisa Z. Ramirez, CFA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 16, 2016
Alex A. Ruehle, CFA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 16, 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income, capital gains or, for some distributions to individuals and other noncorporate shareholders, qualified dividend income that is taxable at the maximum federal rates applicable to long-term capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, special tax rules will apply.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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